NATIONAL INVESTORS


                           CASH MANAGEMENT FUND, INC.


                           MONEY MARKET PLUS PORTFOLIO

                                 100 WALL STREET
                            NEW YORK, NEW YORK 10005
                                 1-800-934-4448

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 28, 2003

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated August 28, 2003 (the "Prospectus") for Money Market Plus Portfolio (the "Portfolio"), a series of National Investors Cash Management Fund, Inc. (the "Company"). The Prospectus is incorporated by reference into this SAI.

The Portfolio's financial statements and financial highlights for the fiscal period ended April 30, 2003, including the independent auditors' report thereon, are included in the Portfolio's Annual Report and are incorporated herein by reference.


To obtain a free copy of the Prospectus or Annual Report, please write to National Investors Cash Management Fund, Inc., Customer Service, at P.O. Box 2630, Jersey City, New Jersey, 07303-2630, or call 1-800-934-4448 and press 4.



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                               TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE COMPANY .........................................3

INVESTMENT POLICIES AND RESTRICTIONS ..........................................3

PORTFOLIO TRANSACTIONS .......................................................16

MANAGEMENT OF THE COMPANY ....................................................17

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES .......................24

DIVIDENDS AND TAXES ..........................................................37

SHARE PRICE CALCULATION ......................................................39

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...............................40

PERFORMANCE ..................................................................41

SHAREHOLDER INFORMATION ......................................................42

ANNEX A -- RATINGS OF INVESTMENTS ............................................45


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                               NATIONAL INVESTORS

                           CASH MANAGEMENT FUND, INC.


GENERAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

The Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 19, 1996. The Company is known as a "series company" because it offers multiple portfolios (including the Portfolio). The Company currently has four investment portfolios with separate investment objectives and policies. The investment portfolios of the Company, which are offered through a separate prospectus, are the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio.

The Portfolio is "diversified" as that term is defined in the Investment Company Act. The investment manager of the Portfolio is TD Waterhouse Asset Management, Inc. (the "Investment Manager").

INVESTMENT POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

The Portfolio's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio. Except as otherwise indicated, however, the Portfolio's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of the Portfolio means, the vote of the holders of the lesser of (i) 67% of the shares of the Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

The following policies and restrictions supplement those set forth in the Prospectus. The Portfolio's investments must be consistent with its investment objective and policies.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and restrictions.

As a money market fund, the Portfolio relies on Rule 2a-7 under the Investment Company Act, as amended ("Rule 2a-7"), in its pursuit of a stable net asset value. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolio. See "Rule 2a-7 Matters" below.



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ASSET-BACKED SECURITIES


The Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

BANK OBLIGATIONS


Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. The Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.


Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.


Investment in foreign bank obligations are subject to the additional risks associated with foreign securities.



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BORROWING


The Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, the Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3 % of the value of the Portfolio's total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, the Portfolio will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities. The Portfolio will not borrow from banks for leverage purposes. As a matter of fundamental policy, the Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.


COMMERCIAL PAPER AND SIMILAR SECURITIES


Corporate debt securities include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates' current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Since these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.


Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the


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borrower, an investor would have no direct claim on the borrower, but rather, would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.


The Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P"), two NRSROs, see "Annex A -- Ratings of Investments."


CREDIT ENHANCEMENT FEATURES

The Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to the Portfolio and affect its share price.

FOREIGN SECURITIES

The Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks, and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. The Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased


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taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

FUNDING AGREEMENTS


The Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company) they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission ("SEC") perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.


These agreements are regulated by the state insurance board in the state where they are executed.

GOVERNMENT SECURITIES


The Portfolio may invest in government securities. The term "government securities" for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Company, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk



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than securities backed by the U.S. government's full faith and credit.


ILLIQUID SECURITIES


The Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of the Portfolio's investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security, (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.


Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.


For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.


INVESTMENT COMPANY SECURITIES


The Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Portfolio and other affiliated funds may not acquire more than 3% of the outstanding securities of any one investment company. In addition, the Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of the Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-



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load money market funds.

MUNICIPAL SECURITIES

The Portfolio may invest in municipal securities. These municipal securities generally will be taxable securities; income generated from these securities will be subject to federal, state and local taxes.

Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

PUT FEATURES


Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.


REPURCHASE AGREEMENTS

The Portfolio may enter into repurchase agreements, which are instruments under which


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the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price
(which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is the Portfolio's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.


REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, the Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.


RULE 144A SECURITIES

If otherwise consistent with its investment objectives and policies, the Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors or the Investment Manager, acting under guidelines approved and monitored by



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the Company's Board, that an adequate trading market exists for that security.
This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


RULE 2A-7 MATTERS


The Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolio may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See "Annex A -- Ratings of Investments."


Except to the limited extent permitted by Rule 2a-7 and except for government securities, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

The Portfolio may not invest more than 5% of its total assets in second tier securities. In addition, the Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

SECTION 4(2) PAPER


The Portfolio may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.



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SECURITIES LENDING


The Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, the Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.


STRIPPED GOVERNMENT SECURITIES


The Portfolio may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation ("REFCORP") can also be stripped in this fashion. REFCORP Strips are eligible investments for the Portfolio. The Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGR"s), and generic Treasury Receipts ("TR"s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation ("FICO") can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.


VARIABLE OR FLOATING RATE OBLIGATIONS


The Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as the London Interbank Offered Rate (LIBOR), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for

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capital appreciation or depreciation is less than for fixed-rate obligations.
The Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


WHEN-ISSUED AND DELAYED DELIVERY BASIS SECURITIES

The Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.


When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. The Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, the Portfolio will segregate appropriate liquid assets to cover its purchase obligations. The Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

ZERO COUPON BONDS

The Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.


FUTURE DEVELOPMENTS


The Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the fundamental investment restrictions of the Portfolio. The Portfolio may not:

(1) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;


(2) issue senior securities, except as permitted under the Investment Company
Act;

(3) make short sales of securities or purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);


(4) borrow money, except that the Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and
(ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;


(5) act as an underwriter (except as it may be deemed such in a sale of restricted securities);


(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio may invest more than 25% of its total assets in the financial services industry. The Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;


(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);


(8) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;


(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(10) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, the Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.


The following investment restrictions are not fundamental, and may be changed without shareholder approval. The Portfolio does not currently intend to:

(1) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a "guarantee issued by a non-controlled person," as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption afforded by Section 4(2) paper, Rule 144A securities, and other securities, that are determined to be liquid pursuant to procedures adopted by the Company's Board of Directors; or


(3) invest in financial futures and options thereon.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

Portfolio transactions are undertaken principally to pursue the objective of the Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of the Portfolio depending upon the Investment Manager's ability to correctly time and execute such transactions. The Portfolio normally intends to hold its portfolio securities to maturity. The Portfolio does not intend to trade portfolio securities although it may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices). Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolio. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.


The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.


The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Portfolio, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company within the meaning of such term as defined in the Investment Company Act ("Independent Directors"), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolio satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for the Portfolio will be reached independently from those for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of the Portfolio as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for the Portfolio.

MANAGEMENT OF THE COMPANY
--------------------------------------------------------------------------------


DIRECTORS AND EXECUTIVE OFFICERS

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.


The following table contains certain information regarding the Company's Directors and Executive Officers. The Director who is deemed to be an "interested person" of the Company is referred to as an "Interested Director." "Fund Complex" includes the Company, TD Waterhouse Family of Funds, Inc. and TD Waterhouse Trust, investment companies advised by the Investment Manager.

=====================================================================================================================
                                         Term of
                                       Office with
                                           the                                     Number of
                                         Company                                 Portfolios in
                         Position(s)   and Length                                Fund Complex
    Name, Address         Held with      of Time       Principal Occupation(s)    Overseen by    Other Directorships
       And Age           the Company     Served+        During Past 5 Years         Director      Held by Director++
=====================================================================================================================
Independent Directors
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RICHARD W.                Director       Since       Chief Operating Officer           17                None
DALRYMPLE                                9/8/99      of American Red Cross
                                                     since 2003; Chief
American Red Cross                                   Operating Officer of
195 Willis Ave.                                      National Center for
Mineola, NY                                          Disability Services from
11501-2623                                           2001 through 2003;
                                                     President of Teamwork
Age 59                                               Management, Inc. from
                                                     1996 through 2001;
                                                     Trustee of The Shannon
                                                     McCormack Foundation
                                                     since 1988, the Kevin
                                                     Scott Dalrymple
                                                     Foundation since 1993;
                                                     Director of Dime Bancorp,
                                                     Inc. from 1990 through
                                                     January 2002.
---------------------------------------------------------------------------------------------------------------------
PETER B.M. EBY            Director       Since       Vice Chairman and                 17         Director of Leons
                                         6/6/02      Director of Nesbitt                          Furniture Limited
6 Corrigan Close                                     Burns, Inc. until October                     since May 1977;
Toronto, Ontario                                     1998.                                       Director of Westfair
Canada, M4N 3U6                                                                                  Foods Limited since
                                                                                                  May 1999; Director
Age 64                                                                                           of Sixty Split Corp.
                                                                                                   since March 2001;
                                                                                                  Director of George
                                                                                                 Weston Limited since
                                                                                                      May 2002.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
THEODORE ROSEN            Director        Since      From December 1995                4                 None
                                         2/26/98     through February 1998, a
100 Wall Street                                      Director of TD Waterhouse
New York, NY 10005                                   Family of Funds, Inc.;
                                                     since 1993, a Managing
Age 78                                               Director of Burnham
                                                     Securities, Inc.;
                                                     currently Chairman of
                                                     Marathon Capital LLC, a
                                                     merchant banking firm;
                                                     was founder and Chairman
                                                     of the Board of U.S.
                                                     Energy Systems, Inc.;
                                                     from 1991 to 1993, Senior
                                                     Vice President at
                                                     Oppenheimer & Co., and
                                                     from 1989 to 1991 was a
                                                     Vice President - Sales at
                                                     Smith Barney; prior to
                                                     1989, held senior
                                                     management positions with
                                                     other firms including
                                                     Morgan Stanley & Co.,
                                                     Landenburg Thalman, and
                                                     Burnham & Co.; founder
                                                     and President of Summit
                                                     Capital Group, a money
                                                     management and investment
                                                     banking firm.
---------------------------------------------------------------------------------------------------------------------
Interested Director
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
JAMES F. RITTINGER+++   Chairman and      Since      Since 1979, Partner at            4                 None
                          Director       2/26/98     Satterlee Stephens Burke
100 Wall Street                                      Burke & Burke LLP, a law
New York, NY 10005                                   firm; from 1987 through
                                                     1996, a member of the
Age 55                                               Board of Directors of
                                                     Waterhouse Investor
                                                     Services, Inc., a New
                                                     York Stock Exchange
                                                     listed company; from 1983
                                                     through 1994, served as
                                                     Justice of the Village of
                                                     Briarcliff Manor, New
                                                     York; a member of the
                                                     Association of the Bar of
                                                     the State of New York.

================================================================================================
                                         Term of
                                       Office with
                                           the
                                         Company
                        Position(s)    and Length
    Name, Address        Held with       of Time
       And Age          the Company      Served+     Principal Occupation(s) During Past 5 Years
================================================================================================
Officers Who Are
Not Directors
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
GEORGE O. MARTINEZ        President       Since      Since August 2002, Senior Vice President -
                                         9/19/02     Client Services of BISYS Fund Services;
c/o BISYS Fund                                       since June 2001, Chief Executive Officer
Services                                             and President of FundWatchDog Service LLC;
60 State Street,                                     from June 2000 to June 2001, Senior Vice
Suite 1300                                           President and Senior Managing Counsel of
Boston, MA 02109                                     State Street Corporation of Boston; from
                                                     March 1998 to May 2000, National Director
Age: 43                                              of Investment Management and Regulatory
                                                     Consulting of Arthur Anderson; and from
                                                     March 1995 to February 1998, Senior Vice
                                                     President and Director of Administration
                                                     and Regulatory Services of BISYS Fund
                                                     Services.
------------------------------------------------------------------------------------------------

CHRISTOPHER SALFI      Treasurer and      Since      Since January 1998, Fund Accounting
                           Chief          3/6/03     Director - SEI Investments; from March 1994
c/o SEI Investments      Financial                   to January 1998, Fund Accounting Manager
530 East Swedesford       Officer                    for SEI Investments.
Road
Wayne,PA 19087-1693

Age: 39
------------------------------------------------------------------------------------------------
JENNIFER A. BAILEY       Secretary        Since      Since September 2002, Senior Counsel to
                                         9/19/02     BISYS Fund Services, Inc.; from June 2000
c/o BISYS Fund                                       to September 2002, Associate of Paul,
Services                                             Weiss, Rifkin, Wharton & Garrison; from
90 Park Avenue, 10th                                 June 1999 to June 2000, Counsel to BISYS
Floor                                                Fund Services, Inc.; and from April 1994 to
New York, NY 10016                                   June 1999, Counsel to The Dreyfus
                                                     Corporation.
Age: 34
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RICHARD H. NEIMAN       Chief Legal       Since      Since August 1995, Executive Vice President,
                          Officer        6/10/03     General Counsel, Director and Secretary
                                                     of the Investment Manager; since July 1994,
c/o TD Waterhouse                                    Executive Vice President, General Counsel,
100 Wall Street                                      Director and Secretary of TD Waterhouse
New York, NY 10005                                   Group, Inc.; and since July 1994,
                                                     Executive Vice President and General Counsel,
                                                     and since November 1995, Director and Secretary,
Age 53                                               of TD Waterhouse Investor Services, Inc.

------------------------------------------------------------------------------------------------
MICHELE R. TEICHNER        Vice           Since      Since August 1996, Senior Vice President -
                         President       11/2/99     Compliance, Administration and Operations
c/o TD Waterhouse                                    of TD Waterhouse Asset Management, Inc. and
100 Wall Street                                      TD Waterhouse since June 1997.
New York, NY 10005

Age 43
------------------------------------------------------------------------------------------------
THOMAS J. TEXTOR            Vice         Since       Since November 1999, Chief Compliance
                       President and     1/4/99      Officer of TD Waterhouse; from 1995 to
c/o TD Waterhouse        Assistant                   1997, Vice President and Administrative
100 Wall Street          Treasurer                   Manager of Prudential Securities, Inc.
New York, NY 10005

Age 45
------------------------------------------------------------------------------------------------

+ The table shows the time period for which each individual has served as Director and/or Officer.
++ In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in other investment companies registered under the Investment Company Act, as of April 30, 2003. This does not include directorships held by a Director in the Fund Complex.
+++ Mr. Rittinger is considered an "interested person" of the Company under the Investment Company Act because he is a Partner of the law firm that acts as or provides legal counsel for certain entities of the Fund Complex.


COMMITTEES OF BOARD OF DIRECTORS

The Board of Directors has three standing committees: Audit, Pricing and Nominating.


The primary responsibilities of the Audit Committee are (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company's financial statements; and (iii) to interact with the Company's independent auditors on behalf of the full Board of Directors. The scope of the Audit Committee's responsibilities includes the compensation and oversight of the Company's auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs.

Dalrymple, Rosen and Eby. This Committee met two times during the fiscal year ended April 30, 2003.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended April 30, 2003.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Rosen and Eby currently serve, is composed solely of Independent Directors. The Committee will not normally consider nominees recommended by shareholders. This Committee did not meet during the fiscal year ended April 30, 2003.


OWNERSHIP OF SHARES BY DIRECTORS


The dollar range of the shares in the Company beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Fund Complex as of December 31, 2002 are set forth below.

                                                         Aggregate Dollar Range of Shares in All
                                                       Registered Investment Companies Overseen by
                      Dollar Range of Shares in each                  Director in
  Name of Director               Portfolio                            Fund Complex
-------------------   ------------------------------   -------------------------------------------
Interested Director
James F. Rittinger                  $0                               $50,001-$100,000

On August 8, 2003, the officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of the Portfolio.


OWNERSHIP IN CERTAIN ENTITIES


The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company's Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company's Investment Manager or Distributor, as applicable, as of December 31, 2002.

                     Name of Owners
                   and Relationships   Name of   Title of Class of    Value of
Name of Director      to Director      Company        Security       Securities   Percent of Class
----------------   -----------------   -------   -----------------   ----------   ----------------
Richard W.                N/A            N/A            N/A             None            N/A
Dalrymple

Peter B.M. Eby            N/A            N/A            N/A             None            N/A

Theodore Rosen            N/A            N/A            N/A             None            N/A


COMPENSATION OF DIRECTORS


Officers and Directors who are interested persons of the Investment Manager or FDI receive no compensation from the Company. Each Independent Director serving on the board of a company in the Fund Complex receives a (i) complex-wide annual retainer of $15,000, (ii) a supplemental annual retainer of $6,000 if serving on the Board of Directors of the Company and the Board of Directors of TD WFF or the Board of Trustees of TDT, (iii) a supplemental annual retainer in the amount of $2,500 if serving on the Board of Directors of the Company, the Board of Directors of TD WFF and the Board of Trustees of TDT and (iv) a meeting fee of $3,000 for each meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director (or trustee, as the case may be), for the fiscal year ended April 30, 2003, are as follows:

                                          Pension or
                                          Retirement
                          Aggregate    Benefits Accrued     Estimated     Total Compensation from
                        Compensation      as Part of          Annual        the Company and Fund
    Name of Board           from          Company's       Benefits Upon         Complex Paid
        Member           Company (1)       Expenses         Retirement       to Board Members (1)
---------------------   ------------   ----------------   -------------   -----------------------
Independent Directors
Richard W. Dalrymple       $11,833            $0                $0                $35,500

Peter B.M. Eby             $ 9,875            $0                $0                $29,625

Theodore Rosen             $27,000            $0                $0                $27,000

Interested Director
James F. Rittinger         $     0            $0                $0                $     0

(1) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES
--------------------------------------------------------------------------------


INVESTMENT MANAGEMENT


TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of the Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of the Portfolio, the Investment Manager manages the Portfolio's investments in accordance with its stated policies and restrictions, subject to oversight by the Company's Board of Directors.

The Investment Manager is a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the "TD Bank Financial Group"). As of April 30, 2003, the TD Bank Financial Group had over $199 billion under management including pension, endowment, foundation, segregated, corporate and private accounts, and mutual and pooled funds. The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A., and as of June 30, 2003 had total assets under management in excess of $14.8 billion.

BOARD'S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENTS.

The Board of Directors, including the Independent Directors, approved the Investment Management Agreement, with respect to the Portfolio, at a meeting held on December 12, 2002. In approving the Investment Management Agreement, the Board of Directors considered all information they deemed reasonably necessary to evaluate the terms of the agreement. The principal areas of review by the Directors were the nature and quality of the services to be provided by the Investment Manager and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Directors at a meeting held separately from the full Board of Directors, during which experienced counsel that is independent of the Investment Manager provided guidance to the Independent Directors. The Board requested and evaluated reports from the Investment Manager that addressed specific factors designed to inform the Board's consideration of these and other issues.

In reviewing the fees payable under the Investment Management Agreement, the Directors compared the fees and expense ratios, both gross and net, of the Portfolio to those of competitive funds and other funds with similar investment objectives. The Board also took into account not only the advisory fees payable by the Portfolio, but also so-called "fallout benefits" to the Investment Manager, such as the engagement of affiliates of the Investment Manager as service providers to the Portfolio. In evaluating the Portfolio's advisory fee, the Board also took into account the demands and complexity of the investment management of the Portfolio. In addition, the Board considered the quality of the Investment Manager's investment staff and investment management process, as well as the business reputation and financial resources of the Investment Manager. The Board's evaluation of the quality of the services of the Investment Manager took into account their knowledge and experience gained as Directors and/or trustees of other investment companies to which the Investment Manager provides investment advisory services (the Fund Complex), including the scope and quality of the Investment Manager's investment management capabilities, other resources dedicated to performing its services and the quality of its administrative and other services. The Board also considered the Investment Manager's profitability with respect to the Portfolio. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Portfolio to approve the Investment Management Agreement, including the fees to be charged for services thereunder.

The Investment Management Agreement will continue in effect with respect to the Portfolio only if such continuance is specifically approved at least annually by a vote of the Company's Board of Directors or by vote of the shareholders of the Company, and in either case by a majority of Independent Directors who have no direct or indirect financial interest in the Agreement. The Investment Management Agreement may be terminated as to the Portfolio at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of the Portfolio with respect to the Portfolio, and will terminate automatically upon assignment.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by the Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolio under the Investment Management Agreement are not exclusive and it is free to render similar services to others.


For the investment management services furnished to the Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of the Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of the Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of the Portfolio's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase the Portfolio's total return and yield. The Investment Manager and certain of its affiliates have agreed in writing to reduce expenses of the Portfolio (through paying certain expenses and/or waiving fees) for the Portfolio's fiscal year ending April 30, 2004 and for successive fiscal years unless terminated as of the end of a fiscal year, so that the Portfolio's total operating expenses will not exceed 0.45% on an annual basis during each such fiscal year. The Investment Manager and its affiliates may voluntarily agree to further reduce expenses to 0.35% on an annual basis. Unless stated otherwise, any voluntary expense reductions or fee waivers may be changed or eliminated at any time without prior notice.

Total investment management fees paid by the Company to the Investment Manager for the fiscal period ended April 30, 2003 were $424,380 for the Portfolio. For this period, the Investment Manager voluntarily waived $37,640 of its investment management fee for the Portfolio and reimbursed $0 to the Portfolio.


Total investment management fees paid by the Company to the Investment Manager for the fiscal period ended April 30, 2002 were $9,589 for the Portfolio. For this period, the Investment Manager voluntarily waived $2,877 of its investment management fee for the Portfolio and reimbursed $3,569 to the Portfolio.

ADMINISTRATION

Pursuant to an Administration Agreement with the Company, TD Waterhouse, an affiliate of the Investment Manager, as Administrator, provides administrative services to the Portfolio. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, TD Waterhouse is entitled to receive from the Portfolio an annual fee, payable monthly, of 0.10% of average daily net assets of the Portfolio. The fee is accrued daily as an expense of the Portfolio.


Total administrative fees paid by the Company to TD Waterhouse for the fiscal period ended April 30, 2003 were $0 for the Portfolio. For this period, TD Waterhouse waived $132,011 of its administration fee for the Portfolio.


Total administrative fees paid by the Company to TD Waterhouse for the fiscal period ended April 30, 2002 were $0 for the Portfolio. For this period, TD Waterhouse waived $3,562 of its administration fee for the Portfolio.


TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, TD Waterhouse pays FDI's fees for providing such services. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect as to the Portfolio only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Portfolio or TD Waterhouse may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by the Portfolio may be by vote of the Company's Board of Directors, or by a majority of the outstanding voting securities of the Portfolio. The Administration Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by TD Waterhouse in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse's part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.


DISTRIBUTION

The distributor of the Company is FDI, 60 State Street, Suite 1300, Boston, MA 02109. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.


The Distribution Agreement will continue in effect as to the Portfolio only if such continuance is specifically approved at least annually by a vote of the Company's Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Portfolio or the Distributor may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by the Portfolio may be by vote of a majority of the Company's Board of Directors, or by a majority of the outstanding voting securities of the Portfolio. The Distribution Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.


SHAREHOLDER SERVICING


The Board of Directors of the Company has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which the Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a "Shareholder Servicing Agreement") with the Company ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated and payable monthly at the annual rate of 0.05% of the average daily net assets of the Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to the Portfolio by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company and TD Waterhouse (the "TD Waterhouse Agreement"), TD Waterhouse has agreed to provide shareholder services to the Portfolio pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.


The TD Waterhouse Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. The Company or TD Waterhouse may terminate the TD Waterhouse Agreement on 15 days' prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement may terminate the Agreement at any time without penalty. The TD Waterhouse Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

Total shareholder servicing fees paid by the Company to TD Waterhouse for the fiscal period ended April 30, 2003 were $66,005 for the Portfolio. For this period, TD Waterhouse waived $0 of its shareholder servicing fees for the Portfolio.


Total shareholder servicing fees paid by the Company to TD Waterhouse for the fiscal period ended April 30, 2002 were $1,370 for the Portfolio. For this period, TD Waterhouse waived $411 of its shareholder servicing fees for the Portfolio.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

TRANSFER AGENT AND CUSTODIAN


National Investor Services Corp. (also referred to as the "Transfer Agent"), 55 Water Street, New York, NY 10041, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for the Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.05% of the Portfolio's average daily net assets. In addition, the Transfer Agent may charge a $5.00 fee for redemptions of less than $5,000 worth of shares of the Portfolio.

The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Portfolio's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of the Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services;

however, that compensation may not increase the aggregate amount of payments by the Portfolio to the Transfer Agent.


Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 100 Church Street, New York, NY 10286, acts as the custodian of the Portfolio's assets. The Custodian, among other things, maintains a custody account or accounts in the name of the Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.


SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager's proxy voting policies and procedures (the "Policy"). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

The objective of the Policy is to ensure that proxies are voted in the best interests of each Portfolio (and its shareholders). Pursuant to the Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Policy provides the following list of general principles ("General Principals") relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors; the board of directors is responsible for supervising management; the board reports to shareholders; the board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated; minority shareholders should not be treated differently from controlling shareholders; all shareholders should be treated equally and all shares should have equal voting rights based upon the principle of "one share, one vote"; all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; (c) the proxy vote is an important asset of a shareholder; ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns; fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments; and (d) shareholders should have the ability to vote on issues which would have a material impact on a corporation.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation's auditors; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table below shows the list of issues, contained in the Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) (and/or the proxy voting committee) and such appropriately qualified, third party service provider as the Investment Manager may engage.

1.  GOVERNANCE
--------------------------------------------------------------------------------------------------------
Board of Directors,    If the  majority of nominees  are not  independent  (e.g.,  do not have a direct
Majority Independent   relationship  (other than a non-majority  shareholders'  relationship,  with the
                       Corporation),  the  Investment  Manager  generally  opposes the entire  slate of nominees or if possible, selectively oppose directors who are not independent.
--------------------------------------------------------------------------------------------------------
Green Mail             Oppose entire slate of nominees, or specific nominees if possible who previously authorized green mail.
--------------------------------------------------------------------------------------------------------
Excessive              Typically the Investment Manager recommends opposing Boards or specific nominees
Compensation           if possible,  who previously  authorized  Golden  Parachutes or other  excessive
("Golden Parachutes")  compensation/severance.
--------------------------------------------------------------------------------------------------------
Management             Boards or specific nominees where applicable should be opposed if they are found
Entrenchment           to have adopted an excessive number of defensive  measures  designed to entrench management.
--------------------------------------------------------------------------------------------------------
Appointment of         Resolutions  which would allow  directors to appoint interim  directors  between
interim directors      annual  meetings in order to replace those who resign or are  otherwise  removed between such meetings  should  typically be supported.  Resolutions  which would permit  the  appointment  of  interim  directors  for any other  purpose  should generally be opposed.
--------------------------------------------------------------------------------------------------------
Attendance of          If  possible  to  withhold  or oppose  individual  nominees,  nominees  who have
Directors              attended less than 75% of Board  meetings or less than 75% of  applicable  Board
                       Committee meetings for two consecutive years should generally be opposed.
--------------------------------------------------------------------------------------------------------
Resolution             The  Investment  Manager  prefers  opposing  the slate of  nominees  or specific
Implementation         nominees  where  possible  if they  failed  to  implement  the  resolution  of a shareholder which received a favorable vote from the majority of shareholders.
-------------------------------------------------------------------------------------------------------
Separation of          Separating the positions of Chairman and CEO is preferred except where the Board
Chairman and CEO       has a strong  Corporate  Governance  Committee,  comprised solely of Independent directors or where the Board has an Independent lead director (a non-management, independent  board member who leads the independent  board members and acts as a chair of board  meetings  where  management is not present).  Note: If selective opposition  is  available  oppose the nominee who is both  Chairman  and CEO. If selective opposition is not available, do not oppose the entire Board.
-------------------------------------------------------------------------------------------------------
Size of Board          A Board with a maximum of 16 members is  preferred,  but  priority is given to a competent Board comprised of a majority of Independent directors.
-------------------------------------------------------------------------------------------------------
Auditors               The  Investment   Manager  prefers  an  audit  committee   comprised  solely  of
                       Independent  directors.  Auditors are  generally  expected to be reputable  with routine rotation.
-------------------------------------------------------------------------------------------------------
Classified Board       The annual  election of directors is generally  supported.  Staggered/classified boards are typically opposed. If a staggered/classified  board has been approved by shareholders,  generally support those directors in conformity with the other guidelines.
-------------------------------------------------------------------------------------------------------
Cumulative Voting      Cumulative  voting which  allows all votes to be cast for a single  candidate or for any two or more of them should generally be opposed.
-------------------------------------------------------------------------------------------------------
Liability and          Generally,   support  proposals  to  limit  directors'   liability  and  provide
Indemnification        indemnification.
-------------------------------------------------------------------------------------------------------
Continuance/Exporting  Resolutions  approving the  continuance or export of a corporation  into another
Jurisdictions          jurisdiction  are generally  supported  when  management can  demonstrate  sound financial  or business  reasons for the move and opposed  when they appear to be part of an  anti-takeover  defense  or  solely  to limit  directors'  liability.
                       Consideration  should be given to the effect on  shareholders'  rights resulting from the change in jurisdiction.
-------------------------------------------------------------------------------------------------------
Supermajority          The Investment  Manager will generally oppose resolutions where management seeks to increase  the number of votes  required on an issue above the level  provided for in local law.
-------------------------------------------------------------------------------------------------------



                                       31



-------------------------------------------------------------------------------------------------------
Linked proposals       Proposals which seek to link two elements (e.g. fair price and super majority or governance  issue and  dividend/right)  should generally be opposed except where the two issues being linked are both beneficial to shareholders.
-------------------------------------------------------------------------------------------------------
2. REORGANIZATIONS, MERGERS AND
ANTI-TAKEOVER DEFENSES
-------------------------------------------------------------------------------------------------------
Mergers                A merger is generally defined as the combining of two or more entities into one, through a purchase, acquisition, amalgamation or a pooling of interests. In each case  consideration  will be  exchanged  in the  transaction.  In some cases,  a shareholder will be offered a choice of the type of consideration  he/she wishes to receive (i.e.  stock,  cash or a combination of the two). Where  shareholders are offered a choice of  consideration  it would be rare for the voting decision to make reference to the type of consideration  desired.  Generally speaking the voting  decision  involves  voting for or against  the merger.  In general,  the
                       Investment  Manager will vote in the  following  manner:  (a) For mergers  where there is only one type of  consideration  offered,  the Investment  Manager will support the merger if the Company's board of directors  supports the merger; (b)
                       for mergers  where the  shareholder  is offered a choice of  consideration,  the
                       Investment  Manager  will  support  the  merger  and,  if  required,  elect  the consideration that maximizes value.
-------------------------------------------------------------------------------------------------------
Fair Price Proposals   Generally  support  proposals which require a bidder to pay every  shareholder a fair price for their shares providing:  (a) they apply only to two-tier offers.;
                       (b) fair price is highest  price  paid at the time of voting  decision;  (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder's rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target's board;  and (e)
                       fair price test is  two-thirds  of  outstanding  shares  voted in favor of "fair price".
-------------------------------------------------------------------------------------------------------
Crown Jewels           Crown  Jewel  Defenses  (when a  company  sells  its most  valuable  assets to a friendly  third party in order to frustrate a take-over  attempt) are  generally opposed.  All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.
-------------------------------------------------------------------------------------------------------
Leveraged Buyouts      Generally support leveraged buyouts by management when it appears management has pursued the best  interests  of  shareholders  to seek maximum  value.  Relevant factors in  determining  whether  management  has pursued the best  interests of shareholders  include:  (a) whether other bidders were allowed to make competing bids; (b) whether  management used a "lock-up" device to prevent fairness in the bidding  process;  (c)  management  with control will match or exceed  competing offers; and (d) whether a fairness opinion was issued and under what conditions.
-------------------------------------------------------------------------------------------------------
Lock-ups               Lock-up  agreements  (e.g.,  in the context of a take-over  bid, an  arrangement which prevents competing bids for the offeree  corporation's  shares) or similar arrangements must be closely scrutinized and should generally be opposed.
-------------------------------------------------------------------------------------------------------
Green Mail             Payments  from  corporate  funds of a  premium  price to  selected  shareholders without  all  shareholders  being  allowed  to  participate  should be  opposed.
                       Proposals to prevent such payments of Green Mail should be supported.
-------------------------------------------------------------------------------------------------------
Poison Pills           Proposals to adopt Poison Pills must be closely  scrutinized  to ensure they are
(Shareholder Rights    not intended to entrench  management or unduly hinder a takeover offer.  Where a
Plans)                 Poison  Pill  appears to  entrench  management  or hinder  further  offers,  the
                       Investment Manager will generally oppose a resolution  adopting it. Poison Pills implemented  through a plan that meets the following  set of allowable  criteria will usually be supported by the Investment  Manager:  (a) the acquiring  person must acquire at least 20% of the outstanding  shares before a poison pill can be
                       triggered;   the  acquiring   person  should  exclude  employee  benefit  plans,
                       institutional  money  managers  and  should  exclude  or  grandfather   existing
                       ownership positions; (b) the bid should remain open for a minimum of 45 days and



                                       32



--------------------------------------------------------------------------------------------------------
                       a  maximum  of  90  days;   (c)  the  plan  should   contain  a  sunset  clause;
                       reconfirmation  by  shareholders  must  occur  after no more  than  five  years, preferably  three;  (d) a board of directors should not be able to waive one bid for another as long as all bids meet the  requirements  of permitted  bids.  The
                       Board  should not have the ability to  disregard a bid;  (e) The plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) The plan should generally contain an exemption for lock-up agreements.
--------------------------------------------------------------------------------------------------------
3. STOCK AND
COMPENSATION PLANS
-------------------------------------------------------------------------------------------------------
Option Dilution        The  Investment  Manager  believes  that the  dilution  caused by the  excessive issuance of stock  options is not in the best  interests  of Clients.  Generally stock option plans  should be opposed if dilution  exceeds  greater of 10% or 2%
                       per annum over life of options. Exceptions may occur in highly competitive labor markets.  Note that  potential  dilution is assessed with  reference to all of a company's existing and proposed stock option plans.
-------------------------------------------------------------------------------------------------------
Option under Market    The  Investment   Manager   generally  opposes  the  grant  of  options  or  the
                       implementation  of stock option plans where the exercise price is less than 100%
                       of the fair  market  value at the date of  grant.  The  Investment  Manager  may support grants or plans with  pre-determined  formulas for determining  exercise prices based on a weighted average trading price or an average of daily high and low  trading  prices  for a short  period of time prior to the time of the grant provided there are no discounts.
-------------------------------------------------------------------------------------------------------
Omnibus Plan           The Investment Manager prefers option plans that include a shareholder-approved, results driven  formula.  The Investment  Manager will generally  oppose omnibus plans that include 3 or more types of awards in one plan.
-------------------------------------------------------------------------------------------------------
Director Compensation  Generally,  resolutions approving  bonuses/options should be opposed where there is a change of control.
--------------------------------------------------------------------------------------------------------
Option Price Change    The  Investment  Manager  opposes  share option  plans which allow  directors or management to lower the exercise price of existing options or resolutions  which seek to reduce the exercise price of outstanding options. Exceptions may include extreme situations such as a complete market collapse.
--------------------------------------------------------------------------------------------------------
Extension of Option    The  Investment  Manager  opposes  proposals to extend the  exercise  period for
Exercise Periods       existing options.
--------------------------------------------------------------------------------------------------------
Employee Loans         Generally  vote  against  proposals  permitting a  corporation  to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation's business.
-------------------------------------------------------------------------------------------------------
Pay for Performance    Incentive  compensation plans including restricted stock grants or options which are not related to corporate and/or individual  performance  should generally be opposed.
-------------------------------------------------------------------------------------------------------
Employee Stock         The Investment Manager believes that employee stock purchase plans are desirable
Purchase Plans         because  they can lead to greater  alignment of interests  and  commitment  from employees. The Investment Manager will typically approve employee stock purchase plans  where:  (a) shares  available  under the plan are  purchased  on the open market;  (b) the voting power of shares available under the plan does not exceed
                       10% of the aggregate  outstanding  voting power of shares; and (c) employees pay at least 85% of the fair market value for shares.  Employee stock purchase plans with any of the following  characteristics  should  generally be opposed:  (a) a corporate  loan is required to enable the purchase of shares  unless  lending is considered  a regular part of the granting  corporation's  business;  (b) shares available  under the plan are being issued from treasury and may be purchased by employees  for less than fair market  value;  or (c) the voting  power of shares available under the plan dilutes aggregate voting power by greater than 10%.
-------------------------------------------------------------------------------------------------------
Compensation for       In most cases the Investment  Manager supports  approving  automatic granting of
Outside Directors      (unrestricted) stock as part of outside directors' compensation in lieu of cash.
                       The granting of options as part of an outside directors'  compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options.


                                       33



-------------------------------------------------------------------------------------------------------
Golden Parachutes      Proposals involving excessive compensation including excessive golden parachutes
                       for   officers,   employees  or  directors   which  are   contingent   upon  the
                       merger/acquisition  of the corporation with a resulting change in control should generally be opposed.  Support should be given to shareholder  proposals seeking shareholder ratification of golden parachutes.
--------------------------------------------------------------------------------------------------------
Option /               The Investment Manager normally opposes option/compensation plans when full plan
Compensation Plans     text is not included in the circular.
--------------------------------------------------------------------------------------------------------
Amendments to Plans    Proposed   amendments  to  existing  stock  option,   share  purchase  or  other
                       compensation plans require only a review of the particular  amendments,  not the entire plan.  The  restatement or renewal of such a plan is akin to the adoption of a new plan, therefore, all aspects of the plan must be reviewed.
-------------------------------------------------------------------------------------------------------
4.  CAPITALIZATION
-------------------------------------------------------------------------------------------------------
Dual Class             The  creation  of any new class of shares with  voting  rights  unequal to other series in the class of shares or  unequal  to those of  another  class of shares creates concerns regarding management entrenchment and violates the principle of
                       "one share, one vote". The Investment  Manager will normally oppose the creation or issuance of dual class voting stock.
-------------------------------------------------------------------------------------------------------
Share authorization    The Investment  Manager supports  proposals for the  authorization of additional common  shares  provided the amount  requested is necessary  for sound  business reasons.  Proposals which seek a 100% or more increase in authorized shares when management  does not  demonstrate a specific need should be closely  scrutinized and  opposed  if  not in the  best  interest  of  the  Portfolio.  In  carefully scrutinizing  such proposals,  consideration  should be given to factors such as the size of the company,  the nature of its  industry,  the number of authorized shares remaining available for issuance, and any anti-takeover effects.
-------------------------------------------------------------------------------------------------------
Blank Cheque           The Investment  Manager generally opposes the authorization or increase of blank
Preferreds             cheque preferred shares.
-------------------------------------------------------------------------------------------------------
Private Placements     Ordinarily support resolutions  authorizing the corporation to issue over 25% of the issued and outstanding  shares by way of private placements if the following criteria are met: (a) the subscription  price for any securities  issued must be set at market price; and (b) management has provided sound business reasons.
-------------------------------------------------------------------------------------------------------
Tracking Stocks        Proposals to create  tracking stock will be determined on a case-by-case  basis.
                       Consideration  shall be given to the following  factors in addition to any other relevant factors: (a) Corporate governance changes - whether management bundling the proposal with other changes that are negative;  (b) method of distribution -
                       whether it is by stock  dividend  or IPO;  (c)  dilution of voting  rights;  (d)
                       whether  management  has  provided  sound  business  reasons;  and  (d)  whether management has evaluated other alternatives, such as a spin-off.
-------------------------------------------------------------------------------------------------------
5. SHAREHOLDER PROPOSALS
-------------------------------------------------------------------------------------------------------
Shareholder           As a general policy the Investment Manager opposes  shareholder  proposals which
Proposals             seek to alter  responsibility of directors to supervise management and provide a
Generally             wide  range of  discretionary  considerations  which  directors  must  take into account in evaluating a business  proposal,  e.g.  place  priority to suppliers, employees, community etc., above shareholders.
-------------------------------------------------------------------------------------------------------
Shareholder Proposal  The merits of proposals to change voting procedures (i.e.  confidentiality) must
Regarding             be considered on a case by case basis.
Voting
Procedures
-------------------------------------------------------------------------------------------------------
Shareholder           Shareholder proposals  recommending a policy of expensing the cost of all future
Proposals             stock option grants on the company's income statement are generally supported by
Regarding the         the Investment Manager unless management  discloses the cost of option grants in
Expensing of          notes to the financial  statements  and provides sound reasons for not expensing
Stock Options         stock options.


                                       34



-------------------------------------------------------------------------------------------------------
Ethical Related       While the Investment Manager generally recommends opposing shareholder proposals
Shareholder           which seek to alter or constrict  directors and management's  responsibility  to
Proposals             manage  the  business,  or seek to  impose  discretionary  considerations  which directors must take into account in evaluating business  proposals,  on occasion shareholder  proposals are brought which relate to uniquely  important issues of social responsibility. The Investment Manager is of the view that the management of a  corporation  is best  suited to  consider  these  issues and to assess any contingent  risks or  liabilities  to the  company.  However,  where  there  are extenuating  circumstances,  the proxy voting committee may also consider taking an affirmative voting position on such proposals.
-------------------------------------------------------------------------------------------------------
6. OTHER ISSUES
-------------------------------------------------------------------------------------------------------
Conflicts of          Abstain from voting of shares of The  Toronto-Dominion  Bank, or related issuers
Interest              (see above).
-------------------------------------------------------------------------------------------------------
Other Business        The issue of voting on proposals relating to other business involves a balancing of two competing  concerns.  First, is the right of all  shareholders to receive notice and disclosure of all matters brought before the meeting,  and second, is the  ability  of  companies  to  conduct  efficient  meetings  and to deal  with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders  meeting,  the Investment  Manager recommends abstaining, where possible, on proposals relating to other business.
-------------------------------------------------------------------------------------------------------

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of an internal proxy analyst ("Analyst") to provide voting recommendations and to vote routine proxies generally in accordance with the Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the "Committee") will oversee the actions of the Analyst and the proxy voting process generally. In the event the Analyst has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Policy (an "Exception"), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an "Exception", the chairman of the Committee may consider whether to take action other than in accordance with a recommendation from the Analyst and may engage the services of an outside service provider to provide a voting recommendation. In the event that a conflict of interest is identified with respect to a Committee member, such committee member will recuse himself or herself from the proxy voting process.

OTHER EXPENSES


The Portfolio pays the expenses of its operations, including the costs of shareholder and board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, the Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. The Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company's officers and directors with respect to any litigation. The Company's expenses generally are allocated among its investment portfolios (including the Portfolio) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular portfolio are charged to that portfolio.


CODES OF ETHICS


Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolio, so long as such investments are made pursuant to the code's requirements. Each code is on file with the SEC and is available through the SEC's EDGAR system.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

On each day that the net asset value ("NAV") of the Portfolio is determined, the Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.

The Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of accrued interest income plus or minus amortized discount or premium minus accrued expenses. Expenses of the Portfolio are accrued each day.

Because the Portfolio's income is entirely derived from interest or gains from the sale of debt instruments, dividends from the Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends by the Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends pursuant to recently enacted legislation.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain the Portfolio's NAV at $1.00 per share.


CAPITAL GAIN DISTRIBUTIONS


If the Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by the Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15%), regardless of how long the shareholder has held the Portfolio's shares, and are not eligible for the dividends-received deduction. It is not anticipated that the Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year), but if it does so, such gain will be distributed annually.


TAX STATUS OF THE PORTFOLIO

The Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. The Portfolio intends to meet the requirements of the Code applicable to regulated investment companies and to distribute all of its investment company taxable income, net tax-exempt income and net realized capital gain, if any, to shareholders. Accordingly, it is not anticipated that the Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not, of course, involve governmental supervision of either management or investment practices or policies.

OTHER TAX INFORMATION


The Portfolio may invest in obligations such as zero coupon bonds, issued with original issue discount ("OID") for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by any cash payment. Accordingly, it may be necessary for the Portfolio to dispose of other assets in order to satisfy such distribution requirements.


The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.


The Portfolio is currently required by law to withhold 28% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.


The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of the Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS


The Company's independent auditors, Ernst & Young LLP, 5 Times Square, New York, NY 10036, audit and report on the Company's annual financial statements, review certain regulatory reports and the Company's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Portfolio's April 30, 2003 financial statements and the report thereon of Ernst & Young LLP from the Portfolio's April 30, 2003 annual report (as filed with the SEC on July 8, 2003 pursuant to Section 30(b) of the Investment Company Act and Rule 30b2-1 thereunder (Accession Number 0001089355-03-000329)) are incorporated herein by reference.

SHARE PRICE CALCULATION
--------------------------------------------------------------------------------

The Portfolio is open for business on days when the New York Stock Exchange
(NYSE) is open for regular trading and the Federal Reserve Bank of New York (the "Fed") is open. In addition, the Portfolio may elect, in its discretion if it is determined to be in shareholders' best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of a Portfolio share on any given day is its NAV. The Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). The Portfolio's shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under "How to Buy and Sell Shares."


Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

The Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price the Portfolio would receive if it sold the instrument.


Valuing the Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7. The Portfolio must adhere to certain conditions under Rule 2a-7.

The Board of Directors of the Company oversees the Investment Manager's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize the Portfolio's NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and the Portfolio's NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, the Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of the Portfolio would be able to retain a somewhat higher yield than would result if the Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

For additional information regarding purchasing and selling shares of the Portfolio, see "How to Buy and Sell Shares" in the Prospectus.


Shares of the Portfolio are sold on a continuous basis by the Distributor.


There is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and custodial accounts and $25,000 for TD Waterhouse customers with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement and custodial accounts) of shares of the Portfolio. The Portfolio has a minimum balance requirement of $20,000 ($15,000 for retirement and custodial accounts) for each shareholder account. The Portfolio may waive these requirements at any time in its discretion.


Shareholders may be charged a $5.00 fee by the Transfer Agent for redemptions of less than $5,000 worth of shares of the Portfolio.


If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Portfolio's portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio's portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.


PERFORMANCE
--------------------------------------------------------------------------------

The historical performance calculation for the Portfolio may be shown in the form of "yield" or "effective yield." These various measures of performance are described below.

The Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for the Portfolio as follows: the first calculation is net investment income per share for the period, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

The yield for the Portfolio for the seven-day period ended April 30, 2003 was 1.03%.

The Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is:


[(base period return + 1) 365/7] -1.


The effective yield for the Portfolio for the seven-day period ended April 30, 2003 was 1.04%.

The Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as expenses of the Portfolio.

The performance of the Portfolio may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets. Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Portfolio's performance also may be compared to other money market funds as reported by iMoneyNet's Money Fund Report(R), a reporting service on money market funds. As reported by Money Fund Report, all investment results represent total return (annualized results for the period net of management fees and expenses) and one-year investment results are effective annual yields assuming reinvestment of dividends.


BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income-producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Company are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Portfolio are redeemable at the NAV next determined (normally, $1.00 per share) after a request is received without charge.

Investors may also want to compare the Portfolio's performance to that of U.S. Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. The Portfolio's yield will fluctuate.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


The Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of an investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of that portfolio. For example, shareholders of the Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to the Portfolio. Shareholders of the portfolios of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.


The Articles of Incorporation currently permit the directors to issue the following number of full and fractional shares, par value $0.0001, of the investment portfolios: 50 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 10 billion shares of the Municipal Portfolio; and 20 billion shares of the Money Market Plus Portfolio. Each share of an investment portfolio is entitled to participate pro rata in the dividends and distributions from that portfolio.

The Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of directors and until the election and qualification of his or her successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

SHARE OWNERSHIP


On August 8, 2003, no person owned beneficially or of record 5% or more of the outstanding shares of a Portfolio.

ANNEX A -- RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

STANDARD AND POOR'S AND MOODY'S INVESTORS
SERVICE COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service ("Moody's"). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, -2 or -3.


MIG-1 AND MIG-2 MUNICIPAL NOTES


Ratings of Moody's for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S BOND RATINGS, CORPORATE BONDS


AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from

AAA issues only in small degree.


A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE BOND RATINGS

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.


A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

                               NATIONAL INVESTORS
                           CASH MANAGEMENT FUND, INC.

                                 100 Wall Street
                            New York, New York 10005
                                 1-800-934-4448

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 28, 2003

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated August 28, 2003 (the "Prospectus") for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio (each a "Portfolio"), each a series of National Investors Cash Management Fund, Inc. (the "Company"). The Prospectus is incorporated by reference into this SAI.

Each Portfolio's financial statements and financial highlights for the fiscal year ended April 30, 2003, including the independent auditors' report thereon, are included in the Portfolio's Annual Report and are incorporated herein by reference.


To obtain a free copy of the Prospectus or Annual Report, please write to National Investors Cash Management Fund, Inc., Customer Service, at P.O. Box 2630, Jersey City, New Jersey, 07303-2630, or call 1-800-934-4448 and press 4.

                                TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE COMPANY..........................................3

INVESTMENT POLICIES AND RESTRICTIONS ..........................................3

PORTFOLIO TRANSACTIONS .......................................................21

MANAGEMENT OF THE COMPANY ....................................................22

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES .......................29

DIVIDENDS AND TAXES ..........................................................42

SHARE PRICE CALCULATION ......................................................45

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...............................46

PERFORMANCE ..................................................................47

SHAREHOLDER INFORMATION ......................................................49

ANNEX A -- RATINGS OF INVESTMENTS.............................................51

                               NATIONAL INVESTORS
                           CASH MANAGEMENT FUND, INC.


GENERAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

The Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 19, 1996. The Company is known as a "series company" because it offers multiple portfolios (including the Portfolios). The Company currently has four investment portfolios with separate investment objectives and policies. The investment portfolio of the Company, which is offered through a separate prospectus, is the Money Market Plus Portfolio.

Each Portfolio is "diversified" as that term is defined in the Investment Company Act. The investment manager of the Portfolios is TD Waterhouse Asset Management, Inc. (the "Investment Manager").

INVESTMENT POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

Each Portfolio's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio. Except as otherwise indicated, however, each Portfolio's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of a Portfolio means, the vote of the holders of the lesser of (i) 67% of the shares of the Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and restrictions.

As money market funds, the Portfolios rely on Rule 2a-7 under the Investment Company Act, as amended ("Rule 2a-7"), in their pursuit of a stable net asset value. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See "Rule 2a-7 Matters" below.

ASSET-BACKED SECURITIES

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

BANK OBLIGATIONS


Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.


Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.


Investment in foreign bank obligations is subject to the additional risks associated with foreign securities.

BORROWING


Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.


CERTIFICATES OF PARTICIPATION

The Municipal Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by the Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

COMMERCIAL PAPER AND SIMILAR SECURITIES


Corporate debt securities include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates' current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.


Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim on the borrower, but rather, would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.


A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P"), two NRSROs, see "Annex A -- Ratings of Investments."


CREDIT ENHANCEMENT FEATURES

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

FOREIGN SECURITIES

Each Portfolio, other than the Municipal Portfolio, may invest in bank obligations of the foreign branches of U.S. banks, and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in

U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.


The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

FUNDING AGREEMENTS


The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company) they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission ("SEC") perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.


Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

GOVERNMENT SECURITIES


Each Portfolio may invest in government securities. The term "government securities" for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government's full faith and credit.


ILLIQUID SECURITIES


Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio's investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security, (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.


For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.


Municipal lease obligations will not be considered illiquid for purposes of a Portfolio's 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities. With respect to municipal lease obligations, the

Investment Manager will consider, pursuant to procedures adopted by the Board of Directors, the general credit quality of the municipality including, in the case of unrated municipal lease obligations, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.


INVESTMENT COMPANY SECURITIES


Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio and other affiliated funds may not acquire more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.


MUNICIPAL SECURITIES

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio invests primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.


Municipal securities may include other securities similar to those described below that are or may become available.


Municipal Bonds. Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax (other than the Alternative Minimum Tax (AMT)).


Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the "Code") have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code, multi-family rental housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.


Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio's ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.


Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.


Certain Tax Aspects. Municipal securities are also categorized according to whether the interest is or is not includable in the calculation of AMT imposed on individuals, according to whether the costs of acquiring or carrying the securities are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance of the securities, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the securities.

Taxable Investments (Municipal Portfolio). The Municipal Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

From time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities. Should the Portfolio invest in federally taxable obligations, it would purchase securities that in the Investment Manager's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. In addition, the Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. The Portfolio will purchase taxable obligations only if they meet its quality requirements.


Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.


Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.


Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Municipal Portfolio's holdings would be affected and the Board of Directors would reevaluate the Portfolio's investment objective and policies.


PUT FEATURES


Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.


REPURCHASE AGREEMENTS


Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

RULE 144A SECURITIES


If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


RULE 2A-7 MATTERS

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See "Annex A -- Ratings of Investments."


Except to the limited extent permitted by Rule 2a-7 and except for government securities, no Portfolio may invest more than 5% of its total assets in the securities of any one issuer.


The Money Market Portfolio may not invest more than 5% of its total assets in second tier securities. In addition, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. The Municipal Portfolio's investment in second tier "conduit securities" (as defined in Rule 2a-7) is limited to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio's total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.


Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

SECTION 4(2) PAPER


Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio's investments in
Section 4(2) paper on a continuous basis.


SECURITIES LENDING

Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.


STANDBY COMMITMENTS


The Municipal Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Municipal Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Municipal Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank's credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.


STRIPPED GOVERNMENT SECURITIES


Each Portfolio, except the Municipal Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGR"s), and generic Treasury Receipts ("TR"s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation ("FICO") can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the

Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

TENDER OPTION BONDS


The Municipal Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Municipal Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.


VARIABLE OR FLOATING RATE OBLIGATIONS

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as the London Interbank Offered Rate
(IBOR), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

WHEN-ISSUED AND DELAYED DELIVERY BASIS SECURITIES


Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise.

Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.


When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio may result in the realization of gains that are not exempt from federal income tax.


In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.


ZERO COUPON BONDS


Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.


FUTURE DEVELOPMENTS


Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Portfolio of the Company. Each Portfolio (unless noted otherwise) may not:


(1) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;


(2) with respect to the Municipal Portfolio, normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) issue senior securities, except as permitted under the Investment Company
Act;

(4) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);


(5) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and
(ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;


(6) act as an underwriter (except as it may be deemed such in a sale of restricted securities);


(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;


(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or


(11) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio does not currently intend to:

(1) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a "guarantee issued by a non-controlled person," as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company's Board of Directors;


(3) invest in financial futures and options thereon; or

(4) With respect to the U.S. Government Portfolio, normally invest not less than 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager's ability to correctly time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices). Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.


The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.


The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company within the meaning of such term as defined in the Investment Company Act ("Independent Directors"), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY
--------------------------------------------------------------------------------


DIRECTORS AND EXECUTIVE OFFICERS

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.


The following table contains certain information regarding the Company's Directors and Executive Officers. Directors who are not deemed to be "interested persons" of the Company are referred to as "Independent Directors." "Fund Complex" includes the Company, TD Waterhouse Family of Funds, Inc. and TD Waterhouse Trust, investment companies advised by the Investment Manager.

=====================================================================================================================
                                         Term of
                                       Office with                                 Number of
                                         Company                                 Portfolios in
                        Position(s)    and Length                                Fund Complex
    Name, Address        Held with       of Time       Principal Occupation(s)    Overseen by    Other Directorships
       And Age          the Company      Served+        During Past 5 Years         Director      Held by Director++
=====================================================================================================================
Independent Directors
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RICHARD W.                Director        Since      Chief Operating Officer           17               None
DALRYMPLE                                9/8/99      of American Red Cross
                                                     since 2003; Chief
American Red Cross                                   Operating Officer of
195 Willis Ave.                                      National Center for
Mineola, NY                                          Disability Services from
11501-2623                                           2001 through 2003;
                                                     President of Teamwork
Age 59                                               Management, Inc. from
                                                     1996 through 2001;
                                                     Trustee of The Shannon
                                                     McCormack Foundation
                                                     since 1988, the Kevin
                                                     Scott Dalrymple
                                                     Foundation since 1993;
                                                     Director of Dime Bancorp,
                                                     Inc. from 1990 through
                                                     January 2002.

---------------------------------------------------------------------------------------------------------------------
PETER B.M. EBY            Director        Since      Vice Chairman and                 17         Director of Leons
                                         6/6/02      Director of Nesbitt                          Furniture Limited
6 Corrigan Close                                     Burns, Inc. until October                     since May 1977;
Toronto, Ontario                                     1998.                                       Director of Westfair
Canada, M4N 3U6                                                                                  Foods Limited since
                                                                                                  May 1999; Director
Age 64                                                                                           of Sixty Split Corp.
                                                                                                   since March 2001;
                                                                                                  Director of George
                                                                                                 Weston Limited since
                                                                                                      May 2002.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
THEODORE ROSEN            Director        Since      From December 1995                4                None
                                         2/26/98     through February 1998, a
                                                     Director of TD Waterhouse
100 Wall Street                                      Family of Funds, Inc.;
New York, NY 10005                                   since 1993, a Managing
                                                     Director of Burnham
Age 78                                               Securities, Inc.;
                                                     currently Chairman of
                                                     Marathon Capital LLC, a
                                                     merchant banking firm;
                                                     was founder and Chairman
                                                     of the Board of U.S.
                                                     Energy Systems, Inc.;
                                                     from 1991 to 1993, Senior
                                                     Vice President at
                                                     Oppenheimer & Co., and
                                                     from 1989 to 1991 was a
                                                     Vice President - Sales at
                                                     Smith Barney; prior to
                                                     1989, held senior
                                                     management positions with
                                                     other firms including
                                                     Morgan Stanley & Co.,
                                                     Landenburg Thalman, and
                                                     Burnham & Co.; founder
                                                     and President of Summit
                                                     Capital Group, a money
                                                     management and investment
                                                     banking firm.

---------------------------------------------------------------------------------------------------------------------
Interested Director
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
JAMES F.                Chairman and      Since      Since 1979, Partner at            4                None
RITTINGER+++              Director       2/26/98     Satterlee Stephens Burke
                                                     Burke & Burke LLP, a law
100 Wall Street                                      firm; from 1987 through
New York, NY 10005                                   1996, a member of the
                                                     Board of Directors of
Age 55                                               Waterhouse Investor
                                                     Services, Inc., a New
                                                     York Stock Exchange
                                                     listed company; from 1983
                                                     through 1994, served as
                                                     Justice of the Village of
                                                     Briarcliff Manor, New
                                                     York; a member of the
                                                     Association of the Bar of
                                                     the State of New York.

======================================================================================================================

================================================================================================
                                         Term of
                                       Office with
                                           the
                                         Company
                        Position(s)    and Length
   Name, Address         Held with       of Time
      And Age           the Company      Served+     Principal Occupation(s) During Past 5 Years
================================================================================================
 Officers Who Are
   Not Directors
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
GEORGE O.                President        Since      Since August 2002, Senior Vice President
MARTINEZ                                 9/19/02     - Client Services of BISYS Fund
                                                     Services; since June 2001, Chief
c/o BISYS Fund                                       Executive Officer and President of
Services                                             FundWatchDog Service LLC; from June 2000
60 State Street,                                     to June 2001, Senior Vice President and
Suite 1300                                           Senior Managing Counsel of State Street
Boston, MA 02109                                     Corporation of Boston; from March 1998
                                                     to May 2000, National Director of
Age: 43                                              Investment Management and Regulatory
                                                     Consulting of Arthur Anderson; and from
                                                     March 1995 to February 1998, Senior Vice
                                                     President and Director of Administration
                                                     and Regulatory Services of BISYS Fund
                                                     Services.

------------------------------------------------------------------------------------------------
CHRISTOPHER            Treasurer and       Since     Since January 1998, Fund Accounting
SALFI                      Chief          3/6/03     Director - SEI Investments; from March
                         Financial                   1994 to January 1998, Fund Accounting
c/o SEI Investments       Officer                    Manager for SEI Investments.
530 East Swedesford
Road
Wayne, PA 19087-1693

Age: 39

------------------------------------------------------------------------------------------------
JENNIFER A.               Secretary        Since     Since September 2002, Senior Counsel to
BAILEY                                   9/19/02     BISYS Fund Services, Inc.; from June
                                                     2000 to September 2002, Associate of
c/o BISYS Fund                                       Paul, Weiss, Rifkin, Wharton & Garrison;
Services                                             from June 1999 to June 2000, Counsel to
90 Park Avenue, 10th                                 BISYS Fund Services, Inc.; and from
Floor                                                April 1994 to June 1999, Counsel to The
New York, NY 10016                                   Dreyfus Corporation.

Age: 34


------------------------------------------------------------------------------------------------

RICHARD H. NEIMAN       Chief Legal       Since      Since August 1995, Executive Vice President,
                          Officer        6/10/03     General Counsel, Director and Secretary
                                                     of the Investment Manager; since July 1994,
c/o TD Waterhouse                                    Executive Vice President, General Counsel,
100 Wall Street                                      Director and Secretary of TD Waterhouse
New York, NY 10005                                   Group, Inc.; and since July 1994,
                                                     Executive Vice President and General Counsel,
                                                     and since November 1995, Director and Secretary,
Age 53                                               of TD Waterhouse Investor Services, Inc.


------------------------------------------------------------------------------------------------
MICHELE R.                 Vice           Since      Since August 1996, Senior Vice President
TEICHNER                 President       11/2/99     - Compliance, Administration and
                                                     Operations of TD Waterhouse Asset
c/o TD Waterhouse                                    Management, Inc. and TD Waterhouse since
100 Wall Street                                      June 1997.
New York, NY 10005

Age 43

------------------------------------------------------------------------------------------------
THOMAS J.                  Vice           Since      Since November 1999, Chief Compliance
TEXTOR                 President and      1/4/99     Officer of TD Waterhouse; from 1995 to
                         Assistant                   1997, Vice President and Administrative
c/o TD Waterhouse        Treasurer                   Manager of Prudential Securities, Inc.
100 Wall Street
New York, NY 10005

Age 45

------------------------------------------------------------------------------------------------



+ The table shows the time period for which each individual has served as Director and/or Officer.

++ In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in other investment companies registered under the Investment Company Act, as of April 30, 2003. This does not include directorships held by a Director in the Fund Complex.

+++ Mr. Rittinger is considered an "interested person" of the Company under the Investment Company Act because he is a Partner of the law firm that acts as or provides legal counsel for certain entities of the Fund Complex.


COMMITTEES OF BOARD OF DIRECTORS


The Board of Directors has three standing committees: Audit, Pricing and Nominating.

The primary responsibilities of the Audit Committee are (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company's financial statements; and (iii) to interact with the Company's independent auditors on behalf of the full Board of Directors. The scope of the Audit Committee's responsibilities includes the compensation and oversight of the Company's auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Dalrymple, Rosen and Eby. This Committee met two times during the fiscal year ended April 30, 2003.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended April 30, 2003.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Rosen and Eby currently serve, is composed solely of Independent Directors. The Committee will not normally consider nominees recommended by shareholders. This Committee did not meet during the fiscal year ended April 30, 2003.


OWNERSHIP OF SHARES BY DIRECTORS


The dollar range of the shares in the Company beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Fund Complex as of December 31, 2002 are set forth below.



                                                       Aggregate Dollar Range of Shares in All
                                                           Registered Investment Companies
                      Dollar Range of Shares in each           Overseen by Director in
  Name of Director              Portfolio                            Fund Complex
  ----------------    ------------------------------   ---------------------------------------
Interested Director
James F. Rittinger                 $0                              $50,001-$100,000



On August 8, 2003, the Officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of the Portfolio.

OWNERSHIP IN CERTAIN ENTITIES

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company's Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company's Investment Manager or Distributor, as applicable, as of December 31, 2002.

                        Name of Owners
                       and Relationships   Name of   Title of Class of    Value of
  Name of Director        to Director      Company       Security        Securities   Percent of Class
--------------------   -----------------   -------   -----------------   ----------   ----------------
Richard W. Dalrymple          --              --            --               --              --

Peter B.M. Eby                --              --            --               --              --

Theodore Rosen                --              --            --               --              --



COMPENSATION OF DIRECTORS

Officers and Directors who are interested persons of the Investment Manager or FDI receive no compensation from the Company. Each Independent Director serving on the board of a company in the Fund Complex receives a (i) complex-wide annual retainer of $15,000, (ii) a supplemental annual retainer of $6,000 if serving on the Board of Directors of the Company and the Board of Directors of TD WFF or the Board of Trustees of TDT, (iii) a supplemental annual retainer in the amount of $2,500 if serving on the Board of Directors of the Company, the Board of Directors of TD WFF and the Board of Trustees of TDT and (iv) a meeting fee of $3,000 for each meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director (or trustee, as the case may be), for the fiscal year ended April 30, 2003, are as follows:

                                          Pension or
                                          Retirement
                          Aggregate    Benefits Accrued     Estimated     Total Compensation from
                        Compensation      as Part of         Annual        the Company and Fund
    Name of Board           from          Company's       Benefits Upon         Complex Paid
        Member           Company (1)       Expenses        Retirement       to Board Members (1)
    -------------       ------------   ----------------   -------------   -----------------------
Independent Directors
Richard W. Dalrymple       $11,833            $0                $0                    $35,500

Peter B.M. Eby             $ 9,875            $0                $0                    $29,625

Theodore Rosen             $27,000            $0                $0                    $27,000

Interested Director
James F. Rittinger         $     0            $0                $0                      $0



(1) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES
--------------------------------------------------------------------------------


INVESTMENT MANAGEMENT


TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio's investments in accordance with its stated policies and restrictions, subject to oversight by the Company's Board of Directors.

The Investment Manager is a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the "TD Bank Financial Group"). As of April 30, 2003, the TD Bank Financial Group had over $199 billion under management including pension, endowment, foundation, segregated, corporate and private accounts, and mutual and pooled funds. The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A., and as of June 30, 2003 had total assets under management in excess of $14.8 billion.

BOARD'S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENTS.

The Board of Directors, including the Independent Directors, last approved the Investment Management Agreement at a meeting held on December 12, 2002. In approving the Investment Management Agreement, the Board of Directors considered all information they deemed reasonably necessary to evaluate the terms of the agreement. The principal areas of review by the

Directors were the nature and quality of the services provided and to be provided by the Investment Manager and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Directors at a meeting held separately from the full Board of Directors, during which experienced counsel that is independent of the Investment Manager provided guidance to the Independent Directors. The Board requested and evaluated reports from the Investment Manager that addressed specific factors designed to inform the Board's consideration of these and other issues.

In reviewing the fees payable under the Investment Management Agreement, the Directors compared the fees and expense ratios, both gross and net, of the Portfolios to those of competitive funds and other funds with similar investment objectives. The Board also took into account not only the advisory fees payable by the Portfolios, but also so-called "fallout benefits" to the Investment Manager, such as the engagement of affiliates of the Investment Manager as service providers to the Portfolios. In evaluating each Portfolio's advisory fee, the Board also took into account the demands and complexity of the investment management of the Portfolio. The Board also considered, among other factors, the investment performance of each Portfolio on an absolute basis and relative to comparable funds and indices. In addition, the Board considered the quality of the Investment Manager's investment staff and investment management process, as well as the business reputation and financial resources of the Investment Manager. The Board's evaluation of the quality of the services of the Investment Manager took into account their knowledge and experience gained as Directors and/or trustees of other investment companies to which the Investment Manager provides investment advisory services (the Fund Complex), including the scope and quality of the Investment Manager's investment management capabilities, other resources dedicated to performing its services and the quality of its administrative and other services. The Board also considered the Investment Manager's profitability with respect to each Portfolio. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement, including the fees to be charged for services thereunder.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company's Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.


The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.


For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each such Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion.


The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio's total returns and yield. These expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

Total investment management fees paid by the Company to the Investment Manager for the fiscal year ended April 30, 2003 were $1,506,921, $1,365,892 and $69,443 for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively. For this period, the Investment Manager voluntarily waived $353,056, $324,968 and $26,300 of its investment management fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.

Total investment management fees paid by the Company to the Investment Manager for the fiscal year ended April 30, 2002 were $1,574,853, $1,407,179 and $55,316 for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively. For this period, the Investment Manager voluntarily waived $463,419, $383,963 and $59,044 of its investment management fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.


Total investment management fees paid by the Company to the Investment Manager for the fiscal year ended April 30, 2001 were $1,779,307, $1,612,003 and $63,219 for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively. For this period, the Investment Manager voluntarily waived $559,452, $435,526 and $57,725 of its investment management fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.


ADMINISTRATION


Pursuant to an Administration Agreement with the Company, TD Waterhouse, an affiliate of the Investment Manager, as Administrator, provides administrative services to each of the Portfolios. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, TD Waterhouse is entitled to receive from each Portfolio an annual fee, payable monthly, of 0.10% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.


Total administrative fees paid by the Company to TD Waterhouse for the fiscal year ended April 30, 2003 were $430,546 for the Money Market Portfolio, $390,252 for the U.S. Government Portfolio and $19,841 for the Municipal Portfolio. For this period, TD Waterhouse waived $100,873, $92,848 and $7,514 of its administration fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.


Total administrative fees paid by the Company to TD Waterhouse for the fiscal year ended April 30, 2002 were $449,898 for the Money Market Portfolio, $402,048 for the U.S. Government Portfolio and $15,804 for the Municipal Portfolio. For this period, TD Waterhouse waived $132,463, $109,704 and $16,870 of its administration fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.

Total administrative fees paid by the Company to TD Waterhouse for the fiscal year ended April 30, 2001 were $508,371 for the Money Market Portfolio, $460,570 for the U.S. Government Portfolio and $12,845 for the Municipal Portfolio. For this period, TD Waterhouse waived $159,843, $124,436 and $21,710 of its administration fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.


TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, TD Waterhouse pays FDI's fees for providing such services. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or TD Waterhouse may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Company's Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by TD Waterhouse in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse's part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.


DISTRIBUTION

The distributor of the Company is FDI, 60 State Street, Suite 1300, Boston, MA 02109. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.


The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company's Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.


SHAREHOLDER SERVICING


The Board of Directors of the Company has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which each Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a "Shareholder Servicing Agreement") with the Company ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of each Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.


The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of

Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to any Portfolio by a vote of a majority of such Independent Directors.


Pursuant to a Shareholder Services Agreement between the Company and TD Waterhouse (the "TD Waterhouse Agreement"), TD Waterhouse has agreed to provide shareholder services to each Portfolio pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD Waterhouse Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. The Company or TD Waterhouse may terminate the TD Waterhouse Agreement on 15 days' prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement may terminate the Agreement at any time without penalty. The TD Waterhouse Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

Total shareholder servicing fees paid by the Company to TD Waterhouse for the fiscal year ended April 30, 2003 were $1,076,375 for the Money Market Portfolio, $975,640 for the U.S. Government Portfolio and $49,682 for the Municipal Portfolio. For this period, TD Waterhouse waived $252,183, $232,120 and $18,705 of its shareholder servicing fees for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.


Total shareholder servicing fees paid by the Company to TD Waterhouse for the fiscal year ended April 30, 2002 were $1,124,755 for the Money Market Portfolio, $1,005,130 for the U.S. Government Portfolio and $39,789 for the Municipal Portfolio. For this period, TD Waterhouse waived $331,157, $274,260 and $41,897 of its shareholder servicing fees for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.


Total shareholder servicing fees paid by the Company to TD Waterhouse for the fiscal year ended April 30, 2001 were $1,270,900 for the Money Market Portfolio, $1,151,433 for the U.S. Government Portfolio and $32,228 for the Municipal Portfolio. For this period, TD Waterhouse waived $399,645, $311,090 and $54,161 of its shareholder servicing fees for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

TRANSFER AGENT AND CUSTODIAN


National Investor Services Corp. (also referred to as the "Transfer Agent"), 55 Water Street, New York, NY 10041, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.20% of each Portfolio's average daily net assets.

The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of a Portfolio's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 100 Church Street, New York, NY 10286, acts as the custodian of each Portfolio's assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES


Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager's proxy voting policies and procedures (the "Policy"). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

The objective of the Policy is to ensure that proxies are voted in the best interests of each Portfolio (and its shareholders). Pursuant to the Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Policy provides the following list of general principles ("General Principals") relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors; the board of directors is responsible for supervising management; the board reports to shareholders; the board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated; minority shareholders should not be treated differently from controlling shareholders; all shareholders should be treated equally and all shares should have equal voting rights based upon the principle of "one share, one vote"; all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; (c) the proxy vote is an important asset of a shareholder; ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns; fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments; and (d) shareholders should have the ability to vote on issues which would have a material impact on a corporation.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation's auditors; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table below shows the list of issues, contained in the Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) (and/or the proxy voting committee) and such appropriately qualified, third party service provider as the Investment Manager may engage.

1.  GOVERNANCE
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
Board of Directors,    If the  majority of nominees  are not  independent  (e.g.,  do not have a direct
Majority Independent   relationship  (other than a non-majority  shareholders'  relationship,  with the
                       Corporation),  the  Investment  Manager  generally  opposes the entire  slate of nominees or if possible, selectively oppose directors who are not independent.
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Green Mail             Oppose entire slate of nominees, or specific nominees if possible who previously authorized green mail.
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Excessive              Typically the Investment Manager recommends opposing Boards or specific nominees
Compensation           if possible,  who previously  authorized  Golden  Parachutes or other  excessive
("Golden Parachutes")  compensation/severance.
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Management             Boards or specific nominees where applicable should be opposed if they are found
Entrenchment           to have adopted an excessive number of defensive  measures  designed to entrench management.
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Appointment of         Resolutions  which would allow  directors to appoint interim  directors  between
interim directors      annual  meetings in order to replace those who resign or are  otherwise  removed between such meetings  should  typically be supported.  Resolutions  which would permit  the  appointment  of  interim  directors  for any other  purpose  should generally be opposed.
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Attendance of          If  possible  to  withhold  or oppose  individual  nominees,  nominees  who have
Directors              attended less than 75% of Board  meetings or less than 75% of  applicable  Board
                       Committee meetings for two consecutive years should generally be opposed.
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Resolution             The  Investment  Manager  prefers  opposing  the slate of  nominees  or specific
Implementation         nominees  where  possible  if they  failed  to  implement  the  resolution  of a shareholder which received a favorable vote from the majority of shareholders.
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Separation of          Separating the positions of Chairman and CEO is preferred except where the Board
Chairman and CEO       has a strong  Corporate  Governance  Committee,  comprised solely of Independent directors or where the Board has an Independent lead director (a non-management, independent  board member who leads the independent  board members and acts as a chair of board  meetings  where  management is not present).  Note: If selective opposition  is  available  oppose the nominee who is both  Chairman  and CEO. If selective opposition is not available, do not oppose the entire Board.
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Size of Board          A Board with a maximum of 16 members is  preferred,  but  priority is given to a competent Board comprised of a majority of Independent directors.
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Auditors               The  Investment   Manager  prefers  an  audit  committee   comprised  solely  of
                       Independent  directors.  Auditors are  generally  expected to be reputable  with routine rotation.
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Classified Board       The annual  election of directors is generally  supported.  Staggered/classified boards are typically opposed. If a staggered/classified  board has been approved by shareholders,  generally support those directors in conformity with the other guidelines.
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Cumulative Voting      Cumulative  voting which  allows all votes to be cast for a single  candidate or for any two or more of them should generally be opposed.
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Liability and          Generally,   support  proposals  to  limit  directors'   liability  and  provide
Indemnification        indemnification.
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Continuance/Exporting  Resolutions  approving the  continuance or export of a corporation  into another
Jurisdictions          jurisdiction  are generally  supported  when  management can  demonstrate  sound financial  or business  reasons for the move and opposed  when they appear to be part of an  anti-takeover  defense  or  solely  to limit  directors'  liability.
                       Consideration  should be given to the effect on  shareholders'  rights resulting from the change in jurisdiction.
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Supermajority          The Investment  Manager will generally oppose resolutions where management seeks to increase  the number of votes  required on an issue above the level  provided for in local law.
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Linked proposals       Proposals which seek to link two elements (e.g. fair price and super majority or governance  issue and  dividend/right)  should generally be opposed except where the two issues being linked are both beneficial to shareholders.
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2. REORGANIZATIONS, MERGERS AND
ANTI-TAKEOVER DEFENSES
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Mergers                A merger is generally defined as the combining of two or more entities into one, through a purchase, acquisition, amalgamation or a pooling of interests. In each case  consideration  will be  exchanged  in the  transaction.  In some cases,  a shareholder will be offered a choice of the type of consideration  he/she wishes to receive (i.e.  stock,  cash or a combination of the two). Where  shareholders are offered a choice of  consideration  it would be rare for the voting decision to make reference to the type of consideration  desired.  Generally speaking the voting  decision  involves  voting for or against  the merger.  In general,  the
                       Investment  Manager will vote in the  following  manner:  (a) For mergers  where there is only one type of  consideration  offered,  the Investment  Manager will support the merger if the Company's board of directors  supports the merger; (b)
                       for mergers  where the  shareholder  is offered a choice of  consideration,  the
                       Investment  Manager  will  support  the  merger  and,  if  required,  elect  the consideration that maximizes value.
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Fair Price Proposals   Generally  support  proposals which require a bidder to pay every  shareholder a fair price for their shares providing:  (a) they apply only to two-tier offers;
                       (b) fair price is



                                       37



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                       highest price paid at the time of voting  decision;  (c) the fair price is not linked to any anti-takeover  provisions,  provisions restricting shareholder's rights,  or any  supermajority  amendments;  (d) fair price provisions are not applicable if tender offer has been approved by target's  board;  and (e) fair price test is two-thirds of outstanding shares voted in favor of "fair price".
 -------------------------------------------------------------------------------------------------------
Crown Jewels           Crown  Jewel  Defenses  (when a company  sells its most  valuable  assets to a friendly third party in order to frustrate a take-over  attempt) are generally opposed. All takeover  offers must  nonetheless  be analyzed on a  case-by-case basis in order to assess the best interests of the shareholders.
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Leveraged Buyouts      Generally support leveraged buyouts by management when it appears management has pursued the best  interests  of  shareholders  to seek maximum  value.  Relevant factors in  determining  whether  management  has pursued the best  interests of shareholders  include:  (a) whether other bidders were allowed to make competing bids; (b) whether  management used a "lock-up" device to prevent fairness in the bidding  process;  (c)  management  with control will match or exceed  competing offers; and (d) whether a fairness opinion was issued and under what conditions.
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Lock-ups              Lock-up  agreements  (e.g.,  in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation's shares) or similar arrangements must be closely scrutinized and should generally be opposed.
-------------------------------------------------------------------------------------------------------
Green  Mail           Payments  from  corporate  funds of a premium  price to selected  shareholders without  all  shareholders  being  allowed to  participate  should be opposed.
                      Proposals to prevent such payments of Green Mail should be supported.
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Poison  Pills         Proposals to adopt Poison Pills must be closely scrutinized to ensure they are
                      (Shareholder  Rights not intended to entrench  management  or unduly  hinder a takeover offer.  Where a Plans) Poison Pill appears to entrench  management or hinder  further  offers,  the  Investment  Manager  will  generally  oppose  a resolution adopting it. Poison Pills implemented through a plan that meets the following  set  of  allowable  criteria  will  usually  be  supported  by  the
                      Investment Manager:  (a) the acquiring person must acquire at least 20% of the outstanding shares before a poison pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum  of 45 days and a maximum of 90 days;  (c) the plan  should contain a sunset clause;  reconfirmation  by shareholders  must occur after no more than five years, preferably three; (d) a board of directors should not be able to waive one bid for another as long as all bids meet the requirements of permitted  bids. The Board should not have the ability to disregard a bid; (e)
                      The plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding  voting shares;  and (f)
                      The plan should generally contain an exemption for lock-up agreements.
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3. STOCK AND COMPENSATION PLANS
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Option Dilution       The  Investment  Manager  believes  that the dilution  caused by the excessive issuance of stock options is not in the best  interests of Clients.  Generally stock option plans should be opposed if dilution  exceeds greater of 10% or 2%
                      per annum over life of  options.  Exceptions  may occur in highly  competitive labor markets.  Note that potential dilution is assessed with reference to all of a company's existing and proposed stock option plans.
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                                       38



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Option under Market   The  Investment  Manager  generally  opposes  the  grant  of  options  or  the implementation  of stock option  plans where the  exercise  price is less than
                      100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined  formulas for determining exercise prices based on a weighted  average  trading price or an average of daily high and low  trading  prices  for a short  period of time prior to the time of the grant provided there are no discounts.
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Omnibus Plan          The    Investment    Manager    prefers    option   plans   that   include   a
                      shareholder-approved,  results driven  formula.  The  Investment  Manager will generally  oppose  omnibus plans that include 3 or more types of awards in one plan.
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Director              Generally, resolutions approving bonuses/options should be opposed where there
Compensation          is a change of control.
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Option Price Change   The  Investment  Manager  opposes share option plans which allow  directors or management  to lower the  exercise  price of existing  options or  resolutions which seek to reduce the exercise price of outstanding options. Exceptions may include extreme situations such as a complete market collapse.
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Extension of Option   The Investment  Manager  opposes  proposals to extend the exercise  period for
Exercise Periods      existing options.
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Employee Loans        Generally  vote against  proposals  permitting a corporation  to make loans to employees  to buy  stock/options  with a note or loan from  that  corporation, unless  lending is  considered a regular  part of the  granting  corporation's business.
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Pay for Performance   Incentive  compensation  plans  including  restricted  stock grants or options which are not  related  to  corporate  and/or  individual  performance  should generally be opposed.
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Employee Stock        The  Investment  Manager  believes  that  employee  stock  purchase  plans are
Purchase Plans        desirable  because  they  can  lead to  greater  alignment  of  interests  and commitment  from  employees.  The Investment  Manager will  typically  approve employee stock purchase plans where:  (a) shares  available under the plan are purchased on the open market;  (b) the voting power of shares  available under the plan does not  exceed 10% of the  aggregate  outstanding  voting  power of shares;  and (c)  employees  pay at least  85% of the fair  market  value  for
                      shares.   Employee   stock   purchase   plans   with  any  of  the   following
                      characteristics  should generally be opposed: (a) a corporate loan is required to enable the purchase of shares  unless  lending is considered a regular part of the granting  corporation's  business;  (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares  available under the plan dilutes aggregate voting power by greater than 10%.
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Compensation for      In most cases the Investment Manager supports approving  automatic granting of
Outside Directors     (unrestricted)  stock as part of outside  directors'  compensation  in lieu of cash.  The granting of options as part of an outside  directors'  compensation should be closely scrutinized.  Generally oppose a grant of options to outside directors  if there is no  shareholder-approved  formula  or a capping  of the options.
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Golden Parachutes      Proposals involving excessive compensation including excessive golden parachutes
                       for   officers,   employees  or  directors   which  are   contingent   upon  the
                       merger/acquisition  of the corporation with a resulting change in control should generally be opposed.  Support should be given to shareholder  proposals seeking shareholder ratification of golden parachutes.
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Option /               The Investment Manager normally opposes option/compensation plans when full plan
Compensation Plans     text is not included in the circular.
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Amendments to Plans    Proposed   amendments  to  existing  stock  option,   share  purchase  or  other
                       compensation plans require only a review of the particular  amendments,  not the entire plan.  The  restatement or renewal of such a plan is akin to the adoption of a new plan, therefore, all aspects of the plan must be reviewed.
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4.  CAPITALIZATION
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Dual Class             The  creation  of any new class of shares with  voting  rights  unequal to other series in the class of shares or  unequal  to those of  another  class of shares creates concerns regarding management entrenchment and violates the principle of
                       "one share, one



                                       39




                      vote". The Investment Manager will normally oppose the creation or issuance of dual class voting stock.


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Share authorization    The Investment  Manager supports  proposals for the  authorization of additional common  shares  provided the amount  requested is necessary  for sound  business reasons.  Proposals which seek a 100% or more increase in authorized shares when management  does not  demonstrate a specific need should be closely  scrutinized and  opposed  if  not in the  best  interest  of  the  Portfolio.  In  carefully scrutinizing  such proposals,  consideration  should be given to factors such as the size of the company,  the nature of its  industry,  the number of authorized shares remaining available for issuance, and any anti-takeover effects.
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Blank Cheque           The Investment  Manager generally opposes the authorization or increase of blank
Preferreds             cheque preferred shares.
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Private Placements     Ordinarily support resolutions  authorizing the corporation to issue over 25% of the issued and outstanding  shares by way of private placements if the following criteria are met: (a) the subscription  price for any securities  issued must be set at market price; and (b) management has provided sound business reasons.
-------------------------------------------------------------------------------------------------------
Tracking Stocks        Proposals to create  tracking stock will be determined on a case-by-case  basis.
                       Consideration  shall be given to the following  factors in addition to any other relevant factors: (a) Corporate governance changes - whether management bundling the proposal with other changes that are negative;  (b) method of distribution -
                       whether it is by stock  dividend  or IPO;  (c)  dilution of voting  rights;  (d)
                       whether  management  has  provided  sound  business  reasons;  and  (d)  whether management has evaluated other alternatives, such as a spin-off.
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5. SHAREHOLDER PROPOSALS
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Shareholder           As a general policy the Investment Manager opposes  shareholder  proposals which
Proposals             seek to alter  responsibility of directors to supervise management and provide a
Generally             wide  range of  discretionary  considerations  which  directors  must  take into account in evaluating a business  proposal,  e.g.  place  priority to suppliers, employees, community etc., above shareholders.
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Shareholder Proposal  The merits of proposals to change voting procedures (i.e.  confidentiality) must
Regarding             be considered on a case by case basis.
Voting
Procedures
-------------------------------------------------------------------------------------------------------
Shareholder           Shareholder proposals  recommending a policy of expensing the cost of all future
Proposals             stock option grants on the company's income statement are generally supported by
Regarding the         the Investment Manager unless management  discloses the cost of option grants in
Expensing of          notes to the financial  statements  and provides sound reasons for not expensing
Stock Options         stock options.
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Ethical Related       While the Investment Manager generally recommends opposing shareholder proposals
Shareholder           which seek to alter or constrict  directors and management's  responsibility  to
Proposals             manage  the  business,  or seek to  impose  discretionary  considerations  which directors must take into account in evaluating business  proposals,  on occasion shareholder  proposals are brought which relate to uniquely  important issues of social responsibility. The Investment Manager is of the view that the management of a  corporation  is best  suited to  consider  these  issues and to assess any contingent  risks or  liabilities  to the  company.  However,  where  there  are extenuating  circumstances,  the proxy voting committee may also consider taking an affirmative voting position on such proposals.
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6. OTHER ISSUES
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Conflicts of          Abstain from voting of shares of The  Toronto-Dominion  Bank, or related issuers
Interest              (see above).
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Other Business        The issue of voting on proposals relating to other business involves a balancing of two competing  concerns.  First, is the right of all  shareholders to receive notice and disclosure of all matters brought before the meeting,  and second, is the  ability  of  companies  to  conduct  efficient  meetings  and to deal  with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders  meeting,  the Investment  Manager recommends abstaining, where possible, on proposals relating to other business.
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

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of an internal proxy analyst ("Analyst") to provide voting recommendations and to vote routine proxies generally in accordance with the Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the "Committee") will oversee the actions of the Analyst and the proxy voting process generally. In the event the Analyst has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Policy (an "Exception"), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an "Exception", the chairman of the Committee may consider whether to take action other than in accordance with a recommendation from the Analyst and may engage the services of an outside service provider to provide a voting recommendation. In the event that a conflict of interest is identified with respect to a Committee member, such committee member will recuse himself or herself from the proxy voting process.



OTHER EXPENSES


Each Portfolio pays the expenses of its operations, including the costs of shareholder and board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company's officers and Directors with respect to any litigation. The Company's expenses generally are allocated among its investment portfolios (including the Portfolios) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.

CODES OF ETHICS

Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code's requirements. Each code is on file with the SEC and is available through the SEC's EDGAR system.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------


DIVIDENDS


On each day that the net asset value ("NAV") of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.


Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus or minus amortized discount or premium minus accrued expenses. Expenses of each Portfolio are accrued each day.


Because each Portfolio's income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends by the Portfolios will not qualify for the 15% maximum tax rate applicable to certain dividends pursuant to recently enacted legislation.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio's NAV at $1.00 per share.

CAPITAL GAIN DISTRIBUTIONS

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15%), regardless of how long the shareholder has held the Portfolio shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e. gain from the sale of securities held for more than one year), but if it does so, such gain will be distributed annually.


TAX STATUS OF THE PORTFOLIOS

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute all of its investment company taxable income, net tax-exempt income and net realized capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not, of course, involve governmental supervision of either management or investment practices or policies.

STATE AND LOCAL TAX ISSUES. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.


FEDERAL INCOME TAX ISSUES - MUNICIPAL PORTFOLIO. Distributions from the Municipal Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Municipal Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Municipal Portfolio of any investment company taxable income (which include any short-term capital gains and market discount) will be taxable to shareholders as ordinary income.

Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio's investment policy of generating at least 80% of its income that is free from federal income tax.

AMT is imposed to the extent it exceeds the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. Corporate investors should note that 75% of the amount by which adjusted current earnings (which include all tax-exempt interest) exceed the AMTI of a corporation constitutes an upward adjustment to such corporation's AMTI. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Municipal Portfolio.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers. Prospective investors should consult their own tax advisers as to such consequences.


Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Municipal Portfolio may not be an appropriate investment for (i) persons who are "substantial users" of facilities financed by industrial development bonds held by the Municipal Portfolio or are "related persons" with respect to such users; or (ii) persons who are investing through a tax-exempt retirement plan, IRA or Keogh Account.

The Municipal Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become federally taxable, either prospectively or retroactively to the date the obligation was issued.

OTHER TAX INFORMATION


Each of the Portfolios may invest in obligations such as zero coupon bonds, issued with original issue discount ("OID") for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.


The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.


Each Portfolio is currently required by law to withhold 28% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS


The Company's independent auditors, Ernst & Young LLP, 5 Times Square, New York, NY 10036, audit and report on the Company's annual financial statements, review certain regulatory



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


reports and the Company's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Portfolios' April 30, 2003 financial statements and the report thereon of Ernst & Young LLP from the Portfolios' April 30, 2003 annual report (as filed with the SEC on July 8, 2003 pursuant to Section 30(b) of the Investment Company Act and Rule 30b2-1 thereunder (Accession Number 0001089355-03-000329)) are incorporated herein by reference.

SHARE PRICE CALCULATION
--------------------------------------------------------------------------------

The Portfolios are open for business on days when the New York Stock Exchange
(NYSE) is open for regular trading and the Federal Reserve Bank of New York (the "Fed") is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders' best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of a Portfolio share on any given day is its NAV. The Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). The Portfolio's shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under "How to Buy and Sell Shares."


Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).


Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Board of Directors of the Company oversees the Investment Manager's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio's NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio's NAV per share, which the Board of

Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, each Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
--------------------------------------------------------------------------------

TD Waterhouse Investor Services, Inc. has advised the Company that effective September 29, 2003 the Money Market, U.S. Government, and Municipal Portfolios will no longer be offered to its customers. For additional information regarding purchasing and selling shares of the Portfolios, see "How to Buy and Sell Shares" in the Prospectus.


Shares of each Portfolio are sold on a continuous basis by the Distributor.

Each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. If applicable, each Portfolio may waive minimum investment requirements for purchases by Directors, officers or employees of the Company, TD Waterhouse or any of its subsidiaries.


To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio's portfolio securities may not occur on days when the Portfolios are open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio's portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio's portfolio.


The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.


Sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Waterhouse or the Selected Broker through which you purchase shares. In addition, Portfolio shares may be subject to automatic redemption should the TD Waterhouse brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Waterhouse or a Selected Broker with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

PERFORMANCE
--------------------------------------------------------------------------------

The historical performance calculation for a Portfolio may be shown in the form of "yield," "effective yield" and, for the Municipal Portfolio only, "tax equivalent yield" and "tax equivalent effective yield." These various measures of performance are described below.

Each Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for each Portfolio as follows: the first calculation is net investment income per share for the period, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Municipal Portfolio), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

The yield for each Portfolio for the seven-day period ended April 30, 2003 was 0.65% for the Money Market Portfolio, 0.52% for the U.S. Government Portfolio and 0.57% for the Municipal Portfolio.

Each Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is:


[(base period return + 1) 365/7] -1.

The effective yield for each Portfolio for the seven-day period ended April 30, 2003 was 0.65% for the Money Market Portfolio, 0.52% for the U.S. Government Portfolio and 0.57% for the Municipal Portfolio.


The tax equivalent yield of the shares of the Municipal Portfolio is computed by dividing that portion of the yield of the Portfolio (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

The tax equivalent yield for the Municipal Portfolio for the seven-day period ended April 30, 2003 was 0.88%. The assumed federal income tax rate is 35.0%.

Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation. The tax equivalent effective yield for the Municipal Portfolio for the seven-day period ended April 30, 2003 was 0.88%.

Each Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in that Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as expenses of that Portfolio.

The performance of the Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets. Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Portfolio's performance also may be compared to other money market funds as reported by iMoneyNet's Money Fund Report(R), a reporting service on money market funds. As reported by Money Fund Report, all investment results represent total return (annualized results for the period net of management fees and expenses) and one-year investment results are effective annual yields assuming reinvestment of dividends.

BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income-producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Company are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of a Portfolio are redeemable at the NAV next determined (normally, $1.00 per share) after a request is received without charge.

Investors may also want to compare a Portfolio's performance to that of U.S. Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. A Portfolio's yield will fluctuate.

TAX-EXEMPT VERSUS TAXABLE YIELD. Investors may want to determine which investment - tax-exempt or taxable - will provide a higher after-tax return. To determine the tax equivalent yield, simply divide the yield from the tax-exempt investment by an amount equal to 1 minus the investor's marginal federal income tax rate.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of an investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.


The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the directors to issue the following number of full and fractional shares, par value $0.0001, of the Portfolios as follows: 50 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 10 billion shares of the Municipal Portfolio; and 20 billion shares of the Money Market Plus Portfolio. Each share of an investment portfolio is entitled to participate pro rata in the dividends and distributions from that Portfolio.

The Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.


Each Director serves until the next election of directors and until the election and qualification of his or her successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

SHARE OWNERSHIP


On August 8, 2003, no person owned beneficially or of record 5% or more of the outstanding shares of a Portfolio.

ANNEX A -- RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

STANDARD AND POOR'S AND MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service ("Moody's"). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, -2 or -3.


MIG-1 AND MIG-2 MUNICIPAL NOTES


Ratings of Moody's for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S BOND RATINGS, CORPORATE BONDS


AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE BOND RATINGS

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.